EXHIBIT 99.1

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P. NAMES D. WEST GRIFFIN AS EVP & CHIEF FINANCIAL OFFICER
Patrick Murray to assume new role of VP & Chief Accounting Officer

INDIANAPOLIS - (PR NEWSWIRE) - January 5, 2017 - Calumet Specialty Products Partners, L.P. (NASDAQ: CLMT) (the “Company”, “Partnership” or “Calumet”) a leading independent producer of specialty hydrocarbon and fuels products, has named longtime energy industry professional D. West Griffin as the Partnership’s Executive Vice President & Chief Financial Officer (CFO), effective today. Mr. Griffin brings with him over 30 years of industry experience where he has served in executive management roles for a number of high profile energy-related corporations. As CFO, Mr. Griffin will be responsible for executing Calumet’s ongoing deleveraging strategy, as well as all financing and capital markets activities. He will also be charged with managing the Company’s balance sheet and improving upon its financial planning capabilities.

Mr. Griffin joins Calumet from Energy XXI, a publicly listed energy E&P company where he was one of the three founders and also served as Chief Financial Officer from 2005 to 2014. Throughout his tenure with Energy XXI, Mr. Griffin employed his extensive background in debt refinancing and capital markets solutions to oversee the refinancing of the firm’s capital structure and numerous growth-oriented acquisitions. Prior to joining Energy XXI, Mr. Griffin served as CFO at Alon USA, a refining and marketing company, and as CFO of InterGen North America, a joint venture between RDS Shell and Bechtel. Mr. Griffin began his career as an investment banker, working for both BT Securities and UBS.

Timothy Go, Chief Executive Officer commented, “West’s deep energy experience and history of navigating numerous energy cycles, makes him a perfect fit for Calumet at this time. West’s significant capital markets and corporate transformation background will help drive Calumet’s strategy to both delever the business in the near-term, and to grow the Partnership over the long-term, as we reposition Calumet as the premier producer of specialty petroleum products. We are very excited to welcome West to our growing leadership team and look forward to working with him.”

Additionally, the Company also announced that Patrick Murray, the Company’s former Chief Financial Officer, will serve in the new position of VP & Chief Accounting Officer (CAO) at Calumet. This new leadership position will be responsible for further developing key organizational functions including all accounting, IT, and external reporting.

Go concluded, “I would like to thank Pat for his continued commitment to the Partnership. He has served Calumet for over 18 years, and as CFO he has made significant contributions for the betterment of this Company, from taking Calumet public in 2006, to helping to fund Calumet’s growth through capital raising initiatives, and closing on some of the Company’s most successful M&A initiatives. Pat has been an integral part of my management team and has been a steady hand through this corporate transformation. He will continue to be a vital asset for us and we are glad to have his experience and foresight in addressing our evolving needs as a business.”

About Calumet Specialty Products Partners, L.P.

Calumet Specialty Products Partners, L.P. (NASDAQ: CLMT) is a master limited partnership and a leading independent producer of high-quality, specialty hydrocarbon products in North America. Calumet processes crude oil and other feedstocks into customized lubricating oils, solvents and waxes used in consumer, industrial and automotive products; produces fuel products including gasoline, diesel and jet fuel; and provides oilfield services and products to customers throughout the United States. Calumet is based in Indianapolis, Indiana and has manufacturing facilities located in northwest Louisiana, northwest Wisconsin, northern Montana, western Pennsylvania, Texas, New Jersey, Oklahoma and eastern Missouri.

Safe Harbor Statement

Certain statements and information in this press release may constitute “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future sales and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: the overall demand for specialty hydrocarbon products, fuels and other refined products; our ability to produce specialty products and fuels that meet our customers’ unique and precise specifications; the impact of fluctuations and rapid increases or decreases in crude oil and crack spread prices, including the resulting impact on our liquidity; the results of our hedging and other risk management activities; our ability to comply with financial covenants contained in our debt instruments; the availability of, and our ability to consummate, acquisition or combination opportunities and the impact of any completed acquisitions; labor relations; our access to capital to fund expansions, acquisitions and our working capital needs and our ability to obtain debt or equity financing on satisfactory terms; successful integration and future performance of acquired assets, businesses or third-party product supply and processing relationships; our ability to timely and effectively integrate the operations of recently acquired businesses or assets, particularly those in new geographic areas or in new lines of business; environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; maintenance of our credit ratings and ability to receive open credit lines from our suppliers; demand for various grades of crude oil and resulting changes in pricing conditions; fluctuations in refinery capacity; our ability to access sufficient crude oil supply through long-term or month-to-month evergreen contracts and on the spot market; the effects of competition; continued creditworthiness of, and performance by, counterparties; the impact of current and future laws, rulings and governmental regulations, including guidance related to the Dodd-Frank Wall Street Reform and Consumer Protection Act; shortages or cost increases of power supplies, natural gas, materials or labor; hurricane or other weather interference with business operations; our ability to access the debt and equity markets; accidents or other unscheduled shutdowns; and general economic, market or business conditions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with Securities and Exchange Commission (“SEC”), including our latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE Calumet Specialty Products Partners, L.P.

For further information: Investor/Media Inquiry Contact: Alpha IR Group, Chris Hodges or Joe Caminiti, Phone: 312-445-2870, CLMT@alpha-ir.com